COUNTRY MUTUAL FUNDS TRUST

COUNTRY VP Bond Fund
COUNTRY VP Growth Fund

Supplement dated January 31, 2011
to the Prospectus dated April 30, 2010

Liquidation of Funds

Upon recommendation of the investment adviser, the Board of Trustees has voted to close COUNTRY VP Bond Fund and COUNTRY VP Growth Fund (the “Funds”) to new investments by both new shareholders and existing shareholders (other than reinvestment of dividends and distributions), effective April 29, 2011, and adopted a plan to liquidate and dissolve the Funds on or before June 30, 2012 (the “Liquidation Date”).  The Liquidation Date is dependent upon receipt of the appropriate relief from the Securities and Exchange Commission on the Application for Substitution Relief of COUNTRY Investors Life Assurance Company on behalf of the COUNTRY Investors Variable Life Account and COUNTRY Investors Variable Annuity Account.

PLEASE KEEP THIS SUPPLEMENT
FOR FUTURE REFERENCE